UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
July 16, 2021 Date of report (date of earliest event reported)
Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000| mgeenergy.com	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000| mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The NASDAQ Stock Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2021, the Boards of Directors of both MGE Energy, Inc. (MGE Energy) and Madison Gas and Electric Company (MGE) elected Noble L. Wray as a member of both boards of directors, effective September 1, 2021. Mr. Wray will be a Class III director whose term will expire at the annual meeting of shareholders in 2022. Mr. Wray was also elected to serve on the Audit Committee and the Corporate Governance Committee of the Board of Directors of MGE Energy, effective as of September 1, 2021.

Mr. Wray has been determined by MGE Energy’s Board of Directors to be an independent director under the independence guidelines adopted by the NASDAQ Stock Market, Inc.

Mr. Wray retired from the Madison Police Department after 30 years. He was promoted through the ranks and was appointed Chief of Police of the City of Madison in 2004. He is a nationally recognized leader who speaks on implicit bias, community and trust based policing, and procedural justice. Mr. Wray was asked by the Department of Justice to help lead the national initiative to implement President Obama’s “21st Century Policing” Recommendations. He Co-Chaired Governor James Doyle’s State Commission on Reducing Racial Disparity in the Criminal Justice System, which received national recognition and he currently serves on Wisconsin Governor Tony Ever’s Pardon Advisory Board. Since 2014, he has consulted in a number of cities like Ferguson, Baltimore and New York. He is a certified trainer/consultant for both Steven Covey and COPS Office Fair and Impartial Policing. Mr. Wray has been active in the Madison community through his career with the Madison Police Department as well as through his significant non-profit and community work. In addition to serving on many community boards, in 2014, Mr. Wray was Interim President and CEO of the Urban League of Greater Madison. Mr. Wray holds a Bachelor of Science degree in Criminal Justice from the University of Wisconsin-Milwaukee and is a graduate of the Wisconsin Department of Justice Executive Leadership Course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company
(Registrants)

Date: July 21, 2021	/s/ Tamara J. Johnson
Tamara J. Johnson Vice President - Accounting and Controller

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